EX 32

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           CARDIFF INTERNATIONAL, INC.
                           PURSUANT TO 18 U.S.C. S1350


          In connection with the Quarterly Report of Cardiff International, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Charles J. Calello President and a Director, and Kathleen L. Morrison Secretary and a Director, certify, pursuant to 18 U.S.C. S1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ Kathleen L. Morrison
Kathleen L. Morrison
Treasurer, Secretary, Director and Chief Financial Officer
February 11, 2005


 /s/ Charles J. Calello
Charles J. Calello
President, Chief Executive Officer
February 11, 2005